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             CONSULTING GROUP CAPITAL MARKETS FUNDS (the "Trust")

 Supplement dated December 17, 2002 to the Prospectus dated December 28, 2001

   The following information supplements, revises and supersedes, as applicable, the information contained in the Prospectus of the Trust.

   On November 8, 2002, the Board of Trustees of the Trust approved the liquidation of the S & P 500 Index Investments (the "S&P Portfolio"). Effective December 16, 2002, the S&P Portfolio is closed to new investments, except those investments that are part of a systematic investment plan. The S&P Portfolio will remain open for exchanges until December 31, 2002.

   Shareholders of the S&P Portfolio as of November 26, 2002, the record date, have received a Proxy Statement to vote on this matter.

   On December 4, 2002, the Trust's Board of Trustees approved the following:

   . The termination of Metropolitan West Asset Management, LLC ("MetWest") as an investment adviser to Intermediate Fixed Income Investments (the "Intermediate Fixed Portfolio"), effective December 13, 2002. With the termination of MetWest, the assets of the Intermediate Fixed Portfolio will be allocated as follows: Pacific Investment Management Company LLC 50% and BlackRock Financial Management, Inc. 50%.

   . The termination of MetWest as an investment adviser to Multi-Sector Fixed Income Investments (the "Multi-Sector Portfolio"), effective December 13, 2002. With the termination of MetWest, the assets of the Multi-Sector Portfolio will be allocated as follows: Western Asset Management Company 80% and Utendahl Capital Management CFI 20%.

   . The termination of Deutsche Asset Management Investment Services Limited ("Deutsche") and the hiring of Philadelphia International Advisors LP ("PIA") as an investment adviser to International Equity Investments (the "International Portfolio"). The Consulting Group, a division of Smith Barney Fund Management LLC ("SBFM"), recommended PIA as an adviser because it believes that PIA's style blends well with the current investment advisers, Brandywine Asset Management, Inc. ("Brandywine") and Oechsle International Advisors, LLC ("Oechsle"). PIA's approach to international investing is long-term and risk averse. PIA looks for companies with traditional value characteristics and positive company-specific catalysts, concentrated in countries that also exhibit strong value characteristics. The hiring of PIA has resulted in the entering into of an investment advisory agreement dated December 17, 2002 between SBFM and PIA. Under the terms of the agreement, PIA will be receiving a fee of 0.40% of the first $100 million, 0.35% on the next $100 million and 0.30% thereafter, that is computed daily and paid monthly based on the value of the average net assets of the International Portfolio allocated to PIA. PIA is located in Philadelphia, Pennsylvania and as of September 30, 2002 managed approximately $2.2 billion in assets. With the termination of Deutsche and the hiring of PIA, the assets of the International Portfolio will be allocated as follows: Brandywine 35%, PIA 35% and Oechsle 30%.

   Shareholders of the International Portfolio will soon receive an information statement regarding the change to the International Portfolio.

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